SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): July 25, 2001

                                Noveon, Inc.
           (Exact name of registrant as specified in its charter)



        Delaware                    File No.                   13-414395
(State of incorporation)    (Commission File Number)         (IRS Employer
                                                          Identification No.)


9911 Brecksville Road, Cleveland Ohio                  44141
(Address of principal executive offices)             (zip code)

Registrant's telephone number, including area code:  (216) 447-5000


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Item 5.   OTHER EVENTS

On July 25, 2001, Noveon, Inc. closed its offer to exchange its Series B 11% Senior Subordinated Notes due February 28, 2011, which have been registered under the Securities Act of 1933, as amended, for its outstanding Series A 11% Senior Subordinated Notes due February 28, 2011. One-hundred percent (100%) of the outstanding Series A Notes were tendered in the exchange for Series B Notes.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NOVEON, INC.


Dated: July 25, 2001                By: /s/ Christopher R. Clegg
                                        -----------------------------------
                                        Christopher R. Clegg
                                        Senior Vice President, General
                                        Counsel and Secretary